KBL Healthcare Acquisition Corp. II to acquire Summer Infant Inc. Infant Health, Safety & Wellness September 5, 2006 Exhibit 99.3

Road Show Presentation
The attached slide show was filed with the Securities and Exchange Commission as part of the Form 8–K filed by KBL Healthcare Acquisition Corp. II with the Securities and Exchange Commission on September 5, 2006
(“September 2006 8–K”). KBL is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing KBL’s securities, regarding its acquisition with Summer Infant, Inc. and affiliated companies, as described in the September 2006 8–K. The attached slide show, as well as the
September 2006 8–K, are being distributed to attendees of these presentations.
Earlybird Capital, Inc. ("EBC"), the managing underwriter of KBL Healthcare's initial public offering ("IPO")
consummated in April 2005, is assisting KBL Healthcare in these efforts without charge, other than the reimbursement of its out–of–pocket expenses, although EBC will be paid a cash fee at the closing of the acquisition equal to one percent (1%) of the consideration paid in the acquisition. KBL Healthcare and its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of KBL Healthcare stockholders to be held to approve the acquisition.
Stockholders of KBL Healthcare and other interested persons are advised to read, when available, KBL
Healthcare's preliminary Proxy Statement and definitive Proxy Statement in connection with KBL Healthcare's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read KBL Healthcare's final Prospectus, dated April 21, 2005, for a description of the security holdings of KBL Healthcare’s officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: KBL
Healthcare Acquisition Corporation II, 757 3rd Ave, New York, NY 10017. The preliminary Proxy Statement and definitive Proxy Statement, once available, and the final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (Http://www.sec.gov).

Safe Harbor
This presentation may contain forward–looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 about KBL, Summer and their combined business after completion of the proposed acquisition. Forward–looking statements are statements that are not historical facts. Such forward–looking statements, based upon the current beliefs and expectations of KBL’s and Summer’s management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward–looking statements: business conditions; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which Summer is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of infant health, safety and wellness products; general economic conditions;
geopolitical events and regulatory changes; as well as other relevant risks detailed in KBL’s filing with the
Securities and Exchange Commission, including its reports on Form 10–QSB. The information set forth herein should be read in light of such risks. As well, Summer’s financial information were prepared by Summer as a private company, in accordance with U.S. generally accepted accounting principles, and may not conform to SEC
Regulation S–X. Accordingly, such historical information may be adjusted and presented differently in KBL’s proxy statement to solicit stockholder approval of the acquisition. Neither KBL nor Summer assumes any obligation to update the information contained in this presentation.

Summer Infant is a leading designer of
innovative, branded infant health, safety and
wellness products that is well–positioned to
deliver continued strong organic growth and
to implement a focused acquisition strategy

Summer Investment Highlights
• Experienced, proven management team with demonstrated
expertise in product development/innovation
• Emerging brand and strong relationships with major retailers including: Babies “R” Us, Target, K–Mart, Baby Depot, Buy
Buy Baby, Wal–Mart, MotherCare
• Rapid Sales and EBITDA growth
– 2005 Net Sales: $35.4 million, up >65% from 2004
– 2005 EBITDA: $2.1 million, up ~50% from 2004
– 1H ‘06 Net Sales: $26.1 million, up >55% from 1H ‘05
– 1H ’06 EBITDA: $2.5 million, up ~150% from 1H ‘05
• Well–positioned in a $12 billion, expanding global industry that is ripe for acquisitions/consolidation
• Attractive valuation
These numbers were obtained using private company accounting, are unaudited and subject to change

The Transaction
• KBLH/Summer Infant business combination pending
– Acquisition agreement signed August 2006
– Expected closing late 2006/early 2007
• Terms of the transaction
– $20.0 million cash
– 3,916,667 KBLH common shares (locked–up through April 2008)
• Worth ~$21.0 million at KBLH closing stock price of $5.35/share on
August 30, 2006
– Assumption or repayment of outstanding net debt at closing
• Balance of ~$10.0 million at June 30, 2006
– Future contingent payments
• 50% of EBITDA in excess of $4.2mm for 2006, $10.0 million for 2007 and
$15.0 million for 2008 (payable in cash; payments capped at $5 million total)
• 2.5 million KBLH common shares if post–acquisition stock price closes above
$8.50 for 20 out of 30 days prior to April 2009

Post–Transaction Cap Table
100 15,116,667 Total
61 9,200,000
2
KBL Investors
1
Does not include contingent payments
2
Does not include warrants or underwriter purchase option and assumes no KBL stockholder conversions in the transaction
13 2,000,000 KBL Management
26 3,916,667
1
Summer Shareholders
% Common Shares Holder

Infant Health, Safety & Wellness
• 90% of products fall under healthcare classification (preventive or diagnostic) defined by the Department of Health and Human
Services*
• Majority of children’s deaths occur in first year and >80% of children’s deaths of those under 15 years old occur before age 5
– According to the NIH, Accidents are, by far, the leading cause of death among children and adolescents. (2003)
• Summer’s baby care products are subject to rigorous certification and testing ensuring high quality standards
– Food and Drug Administration (FDA)
– Consumer Product Safety Commission
– Juvenile Products Manufacturers Association (JPMA)
– American Society for Testing Materials (ASTM)
*http://www.cms.hhs.gov/apps/hipaa2decisionsupport/CoveredEntityFlowcharts.pdf

Summer Infant
“Delivering the best for you and your baby”
• Designs and markets proprietary baby products under the Summer brand
• Innovation & new product development fueling market share gain
– Significant number of products are patent–protected
• Excellent customer relationships
• Emerging brand gaining retailer & consumer momentum
• Experienced management team with scalable infrastructure
• $12 billion worldwide baby products industry
– Durables segment – $4 billion worldwide, Summer currently competes in
~25%
– Stable and growing – tied to births, new parents with higher disposable incomes and desire to provide the best for their babies (regardless of cost)

Company History
2001 & 2002
Founded in autumn
Purchased name and
bouncer product
molds
Initial Sales to
Babies “R” US
New Products:
Thermometers,
grooming aids,
audio/video
monitors
Net Sales: 2002 –
$6M
2003
Added retailers
Baby Depot, Buy
Buy Baby, One Step
Ahead
New Products: Bed
Rails, gates, bath
products
Started Summer
Europe
Net Sales: $18M
2004
Added retailers
Target, JCPenny,
Toys “R” US Canada,
The Right Start,
Meijer
New Products:
Booster seats, safely
aids, further
expansion within
existing categories
Net Sales: $21M
2005
Added Retailers:
K-Mart, Sears, Sears
Canada, U.S.
Military PXs,
Mothercare, Tesco
New Products:
Handheld video
monitor, new gates,
new bed rails, new
baby baths, new
potty seat
Net
Sales:
$35M
2006
Added Retailers:
Wal-Mart.com, Argos
New Products:
Soft goods, further
expansion within
existing categories
Net
Sales:
1H ’06 –
$26M
These numbers were obtained using private company accounting, are unaudited and subject to change

Innovative Products
• Focus on new product development
– Experienced product development team
– Plan to introduce 15–20 new products annually
• First or early to market with:
– Handheld video monitor – Double–sided bed rail
– Audible alarmed gate – “Grow with me” ear thermometer
– Baby bath spa & shower
• 40% market share in the high–growth video monitor segment
• The majority of products have FDA, Consumer Product Safety
Commission and JPMA approval
• Products sold through major retailers & infant specialty stores in the US, Canada & the UK
• US industry sales concentrated through 7
–
10 retailers

12 Diverse Product Mix (as a % of 2005 Net Sales) Gates Monitors Bath Medical Rails Seats, Bouncers & Other 28% 19% 27% 9% 8% 9%

Sales and Marketing
• Market directly to retail chain buyers
– Management & sales force has long–standing relationships with key buyers
– Significant recurring revenue
– Every major customer increased purchases in 2006 over 2005
• Early commitments from retailers lead to strong sales visibility
– Buying decisions primarily made in the summer for next calendar year purchases
– Purchase commitments are for one year
• Very little seasonality

Summer

BABIES"R"US TARGET kmart TOYS"R"US Canada's Greatest Toy Store! Higher Standards meijer Lower Prices Baby Depot OneStepAhead for 0-3 yrs buybuy BABY WAL★MART ALWAYS LOW PRICES. Always.	mothercare TESCO Every little helps Mamas & Papas TOYS"R"US

14 Strong Customer Relationships Argos Sainsbury Europe North America

Operational Infrastructure
Scalable, low cost business model
Suburban London
European operations
HQ – North Smithfield, RI
Electronics and QC – Shunde China
R&D
Approximately 70–80 worldwide
Employees
Leased facilities in Rhode Island, California,
Suburban London
Warehousing
North Smithfield, RI (new HQ in Woonsocket, RI
to be completed in Q1’07)
Headquarters
80% in Southern China
20% in Massachusetts
Manufacturing

Management
31 years experience; GE Healthcare,
Organogenesis
VP Operations Paul DiCicco
20 years experience; Safety 1
st
(CFO), Staples,
KPMG Peat Marwick
Chief Financial
Officer
Joseph Driscoll *
Dorel, Dolly, Inc., and Gibson Greetings VP of Sales William Basset
10 years experience; The First Years VP Quality &
Assurance
Anthony Paolo
Financial positions with Trammell Crow,
Action Automation and Controls
VP Finance & IT Mark Gorton
20 years industry experience; Safety 1
st
VP Research &
Development
Brian Sundberg
20 years industry experience; Mothercare,
Dorel Juvenile Group Europe
VP European
Operations
Rachelle Harel
20 years experience; Little Kids, Inc., Safety
1
st
, Hasbro
SVP Product
Development
Steve Gibree
Founder; 20 years experience; Safety 1
st
, CR
Bard, & Hasbro
CEO, President,
Principal Owner
Jason Macari
Background Title Management
* Anticipated that he will join Summer in mid–September 2006.

Rapid Growth in Sales & EBITDA
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2002A 2003A 2004A 2005A 1H '05 1H '06
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Net Sales
(000)
EBITDA
(000)
2002-1Q’06 RR CAGR: Net Sales = 74% , EBITDA = 171%
$000; unaudited
These numbers were obtained using private company accounting, are unaudited and subject to change
Net Sales CAGR = 82%
EBITDA CAGR = 158%
Net Sales increase = 57%
EBITDA increase = 147%

Multiple Growth Drivers
• Summer positioned to continue to grow much faster than the overall market
– Organic growth
• New products
• Increased product penetration (more products at each customer)
• Broadened mass merchant distribution (more stores)
• Increased store penetration (more stores with existing customers)
• Additional retail relationships, e.g. large food and drug chains, price clubs, home centers, web–based retailers
• International expansion
• Increased operating efficiencies
– Opportunistic acquisitions that provide access to innovative products, new product categories, new retailers, new geographies and/or new brands

Acquisition Opportunities
• Opportunity for Summer to be consolidator
– Strong balance sheet
– Relationships with mass merchants
– Experienced product and management team
• Large and fragmented market: ~ 400 infant product companies
– ~ 5–10 are $250 million – $1 billion
– ~ 20–30 are $50 million– $250 million
– ~ 30–50 are $10 million – $50 million
– ~ 300+ are under $10 million
• Summer’s products currently address less than 10% of the $12 billion market
• Summer currently does not compete in the following large and growing segments of the market:
– Baby mobility – strollers, car seats, travel systems
– Baby gear – play yards, high chairs, swings, walkers, etc.
– Nursery care – feeding & accessories, nursery needs
– Soft goods – bedding, blankets, bedding sets, etc.

Investment Conclusion
• Simple, scalable business with rapidly growing sales & profits with good visibility
• Increasing market share due to:
– Innovative designs
– Superior product quality
– Strong value proposition
– New product introductions
– Strong relationships with major retailers
• Experienced, proven management team
• Organic and acquisition–based growth opportunities available
• Enhanced financial position

21 Appendix

Recent Industry Transactions
• Prentice Capital Management acquires Russ Berrie & Co. (NYSE: RUS) (announced
August 2006)
• 3i Group plc (LSE: III) acquires Mayborn Group plc (AIM: MBY) (announced May
2006)
• Royal Philips Electronics (NYSE:PHG, AEX:PHI) acquires AVENT Holdings Ltd.
(announced May 2006)
• JAKKS Pacific (NASDAQ: JAKK) acquires Creative Design International, Ltd.
(completed February 2006)
• Baby Universe (NASDAQ: POSH) acquires PoshTots, LLC (completed January
2006)
• Baby Universe (NASDAQ: POSH) acquires Huta Duna, Inc. (completed September
2005)
• The Carlyle Group acquires Britax Childcare (completed September 2005)
• Russ Berrie and Company, Inc. (NYSE: RUS) acquires Kids Line, LLC (completed
Dec 2004)
• RC2 Corp. (NASDAQ: RCRC) acquires The First Years, Inc. (completed June 2004)

Summer Products
02090 Day & Night Color Handheld
Video Monitor First to give moms and
dads handheld portability
02170 Secure Sounds™ 2.4 GHz Digital
Monitor – Secure and private audio
transmissions
02180 Baby’s Quiet Sounds™ Video
Monitor –
Leading video monitor on
the market
07160 Custom–Fit Gate – First gate to
accommodate openings up to 12’
07030 Sure and Secure™ Top–of–Stairs
Gate with Alarm – Audible alarmed
gate for added safety
08190 Soothing Spa and Shower Baby
Bath – The first whirlpool tub for baby

Summer Products
08160 Mother’s Touch™ Large Comfort
Bather – The perfect alternative to
bathing bigger babies
01350 Deluxe Soft Embrace™ Comfort
Bouncer– The next best thing to being
cradled in mom’s arms
12020 Sure and Secure™ Double
Bedrail – Double protection and fully
assembled
08040 Newborn–to–Toddler Bath
Center & Shower –The first baby bath
with a clean rinse shower
04520 Deluxe Baby Essentials Kit
Everything baby needs for a healthy
start
03200 “Grow with Me” Ear
Thermometer – fast & accurate
temperature readings with no fuss in
about 1 second

Competition
Fisher–Price, Safety 1
st
, The First Years, Kids II Small Furniture
Safety 1
st
, The First Years, Braun, Vicks Infant Health
Evenflo, KidCo, North States, Safety 1st Gates
Fisher–Price, Kids II, Graco, Safety 1
st
Bouncers
Safety 1
st
, The First Years, Regalo, Dex Products Bed Rails
The First Years, Fisher–Price, Safety 1
st
, Evenflo Baby Bath
Safety 1
st
, Bebe Sounds, Mobi A/V Monitor

KBL Healthcare Acquisition Corp. II
• A Specified Purpose Acquisition Company (“SPAC”)
designed to provide a profitable investment in a
health–related company
• Each KBLH unit, issued at $6.00, consists of one share of
common stock and two warrants
– Cash per share in trust at 6/30/06 of approximately $5.57/share
($51.2 million in trust at 6/30/06); increases with additional interest earned
• Lockup of insider shares until April 2008

About KBL
• KBL Founders Also Run KBL Healthcare Ventures
– ~$94mm venture capital fund
– L.Ps include Novartis, Allianz, PA State Teachers Retirement
System, William Blair, Others
– Representive investments include
• Lumenos: sold to Wellpoint for $185mm
• Spinal Concepts: sold to Abbott for $180mm
• KBL Healthcare Acquisition Corp. I (prior SPAC)
– IPO in March 1993 raised $17.5 mm gross proceeds
– Merger with Concord Health Group, a long–term care/assisted living company in August 1994
– Concord sold for cash to Multicare Companies in February 1996
– Investors in KBL IPO realized 34.7 % IRR

The KBL Team
• Zachary Berk – Chairman and President
– Managing Director/founder of KBL Healthcare Ventures
• Founder: Prolong Pharmaceuticals, Lumenos, Transgenic Sciences (now part of
Genzyme)
• Chairman: Prolong Pharmaceutiocals
• B.S. and Doctorate of Optometry from Pacific University
• Marlene Krauss, M.D. – CEO, Secretary and Director
• Managing Director/founder of KBL Healthcare Ventures
• Founder/seed financed: Lumenos (sold to Wellpoint for $185mm), Summit Technology
(sold to Alcon for $900mm), Candela Laser (CLZR), Cambridge Heart (CAMH)
• Board Member: Cardio Focus, PneumRx, Prolong Pharmaceuticals
• B.S. Cornell University, M.B.A. Harvard University (Alumni Achievement Award), M.D.
Harvard Medical School (vitreoretinal surgeon)
• Michael Kaswan – COO and Director
• Managing Director of KBL Healthcare Ventures
• Founder: Lumenos
• Board Member: Scandius, Remon
• BS University of Virginia, MBA Harvard Business School